Exhibit T3A-1

Request ID:	020549871	Province of Ontario	Date Report Produced: 2017/07/31
Demande n°:		Province de l'Ontario	Document produit le:
Transaction ID:	065217628	Ministry of Government Services	Time Report Produced: 15:12:39
Transaction n°:		Ministère des Services gouvernementaux	Imprimé à:
Category ID:	CT
Catégorie:

Certificate of Incorporation

Certificat de constitution

This is to certify that	Ceci certifie que

C A N N A B I S S T R A T E G I E S A C Q U I S I T I O N C O R P .

Ontario Corporation No.	Numéro matricule de la personne morale en Ontario

0 0 2 5 9 0 0 8 8

is a corporation incorporated, under the laws of the Province of Ontario.	est une société constituée aux termes des lois de la province de l'Ontario.

These articles of incorporation are effective on	Les présents statuts constitutifs entrent en vigueur le

J U L Y 3 1 J U I L L E T , 2 0 1 7

Director/Directeur

Business Corporations Act/Loi sur les sociétés par actions

Page: 1

Ontario Corporation Number
Request ID / Demande n°	Numéro de la compagnie en Ontario

20549871	2590088

FORM 1		FORMULE NUMÉRO 1

BUSINESS CORPORATIONS ACT	/	LOI SUR LES SOCIÉTÉS PAR ACTIONS

ARTICLES OF INCORPORATION

STATUTS CONSTITUTIFS

1. The name of the corporation is:	Dénomination sociale de la compagnie:

CANNABIS STRATEGIES ACQUISITION CORP.

2. The address of the registered office is:	Adresse du siège social:

199 BAY STREET	Suite 5300
COMMERCE COURT WEST
(Street & Number, or R.R. Number & if Multi-Office Building give Room No.)
(Rue et numéro, ou numéro de la R.R. et, s'il s'agit édifice à bureau, numéro du bureau)

TORONTO	ONTARIO
CANADA	M5L 1B9
(Name of Municipality or Post Office)	(Postal Code/ Code postal)
(Nom de la municipalité ou du bureau de poste)

3. Number (or minimum and maximum number) of directors is:	Nombre (ou nombres minimal et maximal) d'administrateurs:
Minimum	1	Maximum 15

4. The first director(s) is/are:	Premier(s) administrateur(s):

First name, initials and surname	Resident Canadian	State Yes or No
Prénom, initiales et nom de famille	Résident Canadien	Oui/Non

Address for service, giving Street & No. or R.R. No., Municipality and Postal Code	Domicile élu, y compris la rue et le numéro, le numéro de la R.R., ou le nom de la municipalité et le code postal

* KAMALDEEP	YES
THINDAL

1066 WEST HASTINGS STREET Suite 1895

VANCOUVER BRITISH COLUMBIA
CANADA V6E 3X1

Page: 2

Ontario Corporation Number
Request ID / Demande n°	Numéro de la compagnie en Ontario

20549871	2590088

5.	Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.

Limites, s'il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la compagnie.

None.

6.	The classes and any maximum number of shares that the corporation is authorized to issue:

Catégories et nombre maximal, s'il y a lieu, d'actions que la compagnie est autorisée à émettre:

An unlimited number of Class B shares.

Page: 3

Ontario Corporation Number
Request ID / Demande n°	Numéro de la compagnie en Ontario

20549871	2590088

7.	Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

Droits, privilèges, restrictions et conditions, s'il y a lieu, rattachés à chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chaque catégorie d'actions que peut être émise en série:

N/A

Page: 4

Ontario Corporation Number
Request ID / Demande n°	Numéro de la compagnie en Ontario

20549871	2590088

8.	The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:

L'émission, le transfert ou la propriété d'actions est/n'est pas restreinte. Les restrictions, s'il y a lieu, sont les suivantes:

None.

Page: 5

Ontario Corporation Number
Request ID / Demande n°	Numéro de la compagnie en Ontario

20549871	2590088

9. Other provisions, (if any, are):
Autres dispositions, s'il y a lieu:

None.

Page: 6

Ontario Corporation Number
Request ID / Demande n°	Numéro de la compagnie en Ontario

20549871	2590088

10.	The names and addresses of the incorporators are

Nom et adresse des fondateurs

First name, initials and last name or corporate name	Prénom, initiale et nom de famille ou dénomination sociale

Full address for service or address of registered office or of principal place of business giving street & No. or R.R. No., municipality and postal code

Domicile élu, adresse du siège social au adresse de l'établissement principal, y compris la rue et le numéro, le numéro de la R.R., le nom de la municipalité et le code postal

*       KAMALDEEP THINDAL

1066 WEST HASTINGS STREET Suite 1895

VANCOUVER BRITISH COLUMBIA

CANADA V6E 3X1

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Continuation Application

FORM 16
BUSINESS CORPORATIONS ACT
Section 302

FILING DETAILS:	*Continuation Application for:* **AYR STRATEGIES INC.**
	Incorporation Number: **C1210067**
Filed Date and Time:	**May 24, 2019 01:13 PM Pacific Time**
Recognition Date and Time:	**Continued into British Columbia May 24, 2019 01:13 PM Pacific Time**

CONTINUATION APPLICATION

Name Reservation Number:
NR0757545

Name Reserved:
AYR STRATEGIES INC.

PREVIOUS FOREIGN JURISDICTION INFORMATION

Identifying Number in Foreign Jurisdiction:

2590088

Name in Foreign Jurisdiction:

Cannabis Strategies Acquisition Corp.

Date of Incorporation, Continuation, or Amalgamation in Foreign Jurisdiction:

July 31, 2017

Foreign Jurisdiction:

ONTARIO

C1210067 Page: 1 of 3

Authorization for Continuation The authorization for the continuation into BC from the foreign corporations jurisdiction was filed. NOTICE OF ARTICLES Name of Company: AYR STRATEGIES INC. REGISTERED OFFICE INFORMATION Mailing Address: SUITE 1700, PARK PLACE 666 BURRARD STREET VANCOUVER BC V6C 2X8 CANADA Delivery Address: SUITE 1700, PARK PLACE 666 BURRARD STREET VANCOUVER BC V6C 2X8 CANADA RECORDS OFFICE INFORMATION Mailing Address: SUITE 1700, PARK PLACE 666 BURRARD STREET VANCOUVER BC V6C 2X8 CANADA Delivery Address: SUITE 1700, PARK PLACE 666 BURRARD STREET VANCOUVER BC V6C 2X8 CANADA DIRECTOR INFORMATION Last Name, First Name, Middle Name: Smith, Mark Mailing Address: 660 BRYANT STREET DENVER CO 80204 UNITED STATES Delivery Address: 660 BRYANT STREET DENVER CO 80204 UNITED STATES Last Name, First Name, Middle Name: Miles, Charles Mailing Address: 19TH FLOOR - 6 E 45TH STREET NEW YORK NY 10017 UNITED STATES Delivery Address: 19TH FLOOR - 6 E 45TH STREET NEW YORK NY 10017 UNITED STATES Last Name, First Name, Middle Name: Burggraeve, Chris Mailing Address: 347 E. 57TH STREET, PHA NEW YORK NY 10019 UNITED STATES Delivery Address: 347 E. 57TH STREET, PHA NEW YORK NY 10019 UNITED STATES C1210067 Page: 2 of 3

Last Name, First Name, Middle Name:
Karger, Louis F,

Mailing Address:	Delivery Address:
SUITE 7700 - 300 TRADE CENTER WOBURN MA 01801 UNITED STATES	SUITE 7700 - 300 TRADE CENTER WOBURN MA 01801 UNITED STATES

Last Name, First Name, Middle Name:
Menzies, Steve

Mailing Address:	Delivery Address:
SUITE 120 - 1220 S COMMERCE STREET LAS VEGAS NV 89102 UNITED STATES	SUITE 120 - 1220 S COMMERCE STREET LAS VEGAS NV 89102 UNITED STATES

Last Name, First Name, Middle Name:
Sandelman, Jonathan

Mailing Address:	Delivery Address:
SUITE 26 - 540 MADISON AVE. NEW YORK NY 10022 UNITED STATES	SUITE 26 - 540 MADISON AVE. NEW YORK NY 10022 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Multiple Voting Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Subordinate Voting Shares	Without Par Value With Special Rights or Restrictions attached

C1210067 Page: 3 of 3

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: February 12, 2021 09:32 AM Pacific Time

Incorporation Number: **C1210067**

Recognition Date and Time: *Continued into British Columbia on May 24, 2019 01:13 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

AYR WELLNESS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 1700, PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
SUITE 1700, PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 1700, PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
SUITE 1700, PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Menzies, Steve

Mailing Address:	**Delivery Address:**
SUITE 120 - 1220 S COMMERCE STREET LAS VEGAS NV 89102 UNITED STATES	SUITE 120 - 1220 S COMMERCE STREET LAS VEGAS NV 89102 UNITED STATES

Last Name, First Name, Middle Name:
Sandelman, Jonathan

Mailing Address:	**Delivery Address:**
SUITE 26 - 540 MADISON AVE. NEW YORK NY 10022 UNITED STATES	SUITE 26 - 540 MADISON AVE. NEW YORK NY 10022 UNITED STATES

Last Name, First Name, Middle Name:
Burggraeve, Chris

Mailing Address:	**Delivery Address:**
347 E. 57TH STREET, PHA NEW YORK NY 10019 UNITED STATES	347 E. 57TH STREET, PHA NEW YORK NY 10019 UNITED STATES

Last Name, First Name, Middle Name:
Miles, Charles

Mailing Address:	**Delivery Address:**
19TH FLOOR - 6 E 45TH STREET NEW YORK NY 10017 UNITED STATES	19TH FLOOR - 6 E 45TH STREET NEW YORK NY 10017 UNITED STATES

Last Name, First Name, Middle Name:
Isaacson, Glenn Howard

Mailing Address:	**Delivery Address:**
26TH FLOOR, 590 MADISON AVENUE NEW YORK NY 10022 UNITED STATES	26TH FLOOR, 590 MADISON AVENUE NEW YORK NY 10022 UNITED STATES

Last Name, First Name, Middle Name:
Karger, Louis F,

Mailing Address:	**Delivery Address:**
SUITE 7700 - 300 TRADE CENTER WOBURN MA 01801 UNITED STATES	SUITE 7700 - 300 TRADE CENTER WOBURN MA 01801 UNITED STATES

Page: 2 of 3

RESOLUTION DATES: Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares: November 4, 2020 AUTHORIZED SHARE STRUCTURE 1. No Maximum Multiple Voting Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 2. No Maximum Subordinate Voting Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 3. No Maximum Restricted Voting Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 4. No Maximum Limited Voting Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Page: 3 of 3